EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. §1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of SoftBrands, Inc. (the “Company”) for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Executive Officer and the Chief Financial Officer of the Company, hereby certify, pursuant to and for purposes of 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RANDAL B. TOFTELAND
Randal B. Tofteland
President and Chief Executive Officer

/s/ GREGG A. WALDON
Gregg A. Waldon
Senior Vice President and Chief Financial Officer
February 14, 2007